UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A*
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
         [_] Preliminary Proxy Statement    [_] Confidential, For Use of the
         [X] Definitive Proxy Statement         Commission Only (as permitted by
         [_] Definitive Additional Materials    Rule 14a-6(e)(2)
         [_] Soliciting Material Pursuant to
             ss.240.14a-12

                            PEOPLE'S LIBERATION, INC.
================================================================================
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]      No Fee Required

         [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3)      Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11:

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(4)      Proposed maximum aggregate value of transaction:

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[_]      Fee paid with preliminary materials:

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[_]      Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

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(4)      Date filed:

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


                            PEOPLE'S LIBERATION, INC.
              -----------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              -----------------------------------------------------


TIME...................    9:00 a.m. Pacific Time on Friday, June 13, 2008.

PLACE..................    Sheraton Los Angeles Downtown,
                           711 Hope Street, Los Angeles, CA  90017

ITEMS OF BUSINESS......    (1)      To  elect  four  members  of  the  Board  of
                                    Directors;

                           (2) To amend and restate the Company's Certificate of Incorporation to eliminate Articles Sixth and Eighth and amend Article Seventh;

                           (3) To approve the amendment to the Company's 2005 Stock Incentive Plan to increase the maximum number of shares of common stock that may be issued pursuant to awards granted under the plan from 3,500,000 shares to 5,500,000 shares; and

                           (4) To transact such other business as may properly come before the Meeting and any adjournment or postponement.

RECORD DATE............    You can vote if at the close of business on April 21,
                           2008, you were a stockholder of the Company.

PROXY VOTING...........    All stockholders are cordially  invited to attend the
                           Annual  Meeting in person.  However,  to ensure  your
                           representation  at the Annual Meeting,  you are urged
                           to  vote   promptly  by  signing  and  returning  the
                           enclosed Proxy card.


May 10, 2008               /s/ Colin Dyne
                           ---------------------------------
                           COLIN DYNE, CHAIRMAN OF THE BOARD
                           AND CHIEF EXECUTIVE OFFICER

                                                       PEOPLE'S LIBERATION, INC.
                                                    150 WEST JEFFERSON BOULEVARD
                                                           LOS ANGELES, CA 90007
                                                                  (213) 745-2123
PROXY STATEMENT
--------------------------------------------------------------------------------

         These Proxy materials are delivered in connection with the solicitation by the Board of Directors of People's Liberation, Inc., a Delaware corporation ("People's Liberation", the "Company", "we", or "us"), of Proxies to be voted at our 2008 Annual Meeting of Stockholders and at any adjournments or postponements.

         You are invited to attend our Annual Meeting of Stockholders on Friday, June 13, 2008, beginning at 9:00 a.m. Pacific Time. The meeting will be held at Sheraton Los Angeles Downtown, 711 Hope Street, Los Angeles, CA 90017.

         It is anticipated that the 2007 Annual Report and this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about May 10, 2008.

         STOCKHOLDERS ENTITLED TO VOTE. Holders of our common stock at the close of business on April 21, 2008 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of April 21, 2008, there were 36,002,563 shares of common stock outstanding, our only class of voting securities.

         PROXIES. Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written Proxy card. Your submission of the enclosed Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE MEETING. If you are a stockholder of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

         QUORUM. The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

         VOTING. Each share of our common stock is entitled to one vote on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

         VOTE REQUIRED.

         (i) ELECTION OF DIRECTORS. Our Amended and Restated Certificate of Incorporation, as amended, does not authorize cumulative voting. In the election of directors, the four candidates receiving the highest number of votes at the Annual Meeting will be elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

         (ii) AMENDMENTS TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. The affirmative vote of the holders of eighty percent (80%) of our outstanding shares, in person or by proxy, will be required to approve the proposed amendment to our Amended and Restated Certificate of Incorporation to eliminate Articles Sixth and Eighth, and amend Article Seventh.

         (iii) AMENDMENTS TO 2005 STOCK INCENTIVE PLAN. The affirmative vote of a majority of the votes cast, in person or by proxy, will be required to amend the 2005 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder to 5,500,000.

         OTHER MATTERS. At the date this Proxy Statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

         In the event a stockholder proposal was not submitted to us prior to the date of this Proxy Statement, the enclosed Proxy will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no stockholder proposal has been submitted to us, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors. Such authorization includes authority to appoint a substitute nominee for any Board of Directors' nominee identified herein where death, illness or other circumstance arises which prevents such nominee from serving in such position and to vote such Proxy for such substitute nominee.

ITEM 1:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         Item 1 is the election of four (4) directors to hold office for a period of one year or until their respective successors have been duly elected and qualified. Our Amended and Restated Certificate of Incorporation provides that the number of directors of the Company shall be fixed from time to time exclusively by the Board of Directors, but shall not be less than two (2) nor more than fifteen (15). The Board of Directors has fixed the number of directors at four (4).

         Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

         The Board of Directors proposes the election of the following nominees as directors:

                                 Colin Dyne
                                 Dean Oakey
                                 Kenneth Wengrod
                                 Susan White

         If elected, the foregoing four nominees are expected to serve until the 2009 Annual Meeting of Stockholders.

         The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

CURRENT DIRECTORS/DIRECTOR NOMINEES

         The following table sets forth the name, age and position of each of our current directors, who also constitute the nominees for election at the Annual Meeting, and our executive officers as of April 21, 2008.

DIRECTORS AND NOMINEES    AGE             POSITION HELD
----------------------    ---             -------------

Colin Dyne                 44             Chief Executive Officer, Secretary and
                                          Chairman of the Board of Directors
Dean Oakey                 49             Director
Kenneth Wengrod            57             Director
Susan White                57             Director

EXECUTIVE OFFICERS

Darryn Barber              32             Chief Financial Officer
Thomas Nields              42             Chief Operating Officer


         COLIN DYNE became our Chief Executive Officer and a director of the company on May 21, 2007, and Chairman of the Board on October 12, 2007. Colin Dyne is a significant stockholder of the company, and served as a consultant to the company from December 2005 until May 2007, advising on strategic sales initiatives. Mr. Dyne also serves as Vice Chairman of the Board of Directors of Talon International, Inc. (OTCBB: TALN), owner of Talon(TM) zippers and a full service trim management supplier for manufacturers of fashion apparel. Mr. Dyne founded Tag-It, Inc., a subsidiary of Talon, in 1991. Mr. Dyne served as Talon's President from inception until 2005, and as its Chief Executive Officer from 1997 to 2005.

         DEAN OAKEY has served as a director since November 22, 2005. From June 1997 to present, Mr. Oakey has served as the Managing Director of Corporate Finance and Capital Markets at Sanders Morris Harris, Inc., an investment banking firm. In this capacity, Mr. Oakey has been responsible for business development and management duties, with a focus on the apparel industry.

         SUSAN WHITE joined our Board of Directors on May 21, 2007. Ms. White has served as Chief Executive Officer and President of Brand Identity Solutions, LLC, a branding, marketing and licensing consulting company, since 1987. Ms. White also is the CEO and president of Whitespeed, LLC, an internet design, branding and marketing company. Ms. White also previously served as Director of Marketing and Advertising Worldwide for Warnaco from November 1997 through August 1999.

         KENNETH WENGROD joined our Board of Directors on September 21, 2007. Mr. Wengrod currently serves as President of FTC Commercial Corp., a company which he founded in 2002 and in which he continues to hold a minority equity position. FTC is a global finance commercial service company primarily focused in the apparel industry. From 1996 to 2002, Mr. Wengrod was the Chief Financial Officer and General Manager of Meridian Textiles f/k/a Mark Fabrics where he was responsible for the operations of the multi-million dollar fabric converting company. Prior to joining Meridian Textiles, Mr. Wengrod was the Chief Operating Officer of Rampage Clothing Co. from 1992 to 1995, and was a Senior Vice President of Barclays Commercial Corp. from 1987 to 1992. Mr. Wengrod holds a Bachelor of Science degree in Economics from Northeastern University.

OTHER EXECUTIVE OFFICERS

         DARRYN BARBER has served as our Chief Financial Officer since November 22, 2005. Prior to joining us, Mr. Barber spent five years as a senior associate at Europlay Capital Advisors, LLC and its affiliates. Mr. Barber has been successful in evaluating, developing, and operating businesses in the entertainment and technology fields. Mr. Barber was responsible for preparing business models, financial planning, evaluating and valuing businesses, providing corporate and strategic advice and preparing businesses for strategic transactions. Mr. Barber brings over 10 years experience in owning and operating businesses. Prior to Europlay Capital Advisors, Mr. Barber was Director of Operations of Trademark Cosmetics, a private label cosmetic manufacturing company. Mr. Barber earned an MBA from California State University Northridge and a BA in business economics from the University of California Santa Barbara.

         THOMAS NIELDS has served as our Chief Operating Officer since November 8, 2006. Prior to joining us, Mr. Nields held various positions at Talon International, Inc., a full service trim management supplier for manufacturers of fashion apparel, from November 1994 to October 2006. These positions included Director of Global Operations, President of Talon, Inc. (a wholly-owned subsidiary of Talon International, Inc.) and Vice President of Production. During his employment with Talon, Mr. Nields was responsible for implementing and managing production facilities in eight countries including the U.S., Mexico and Hong Kong.

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

         MEETINGS AND COMMITTEES. The Board of Directors held thirteen meetings during fiscal 2007. All directors then serving attended 75% or more of all of the meetings of the Board of Directors in fiscal 2007. While directors generally attend annual stockholder meetings, the Company has not established a specific policy with respect to members of the Board of Directors attending annual stockholder meetings. Last year's annual meeting was attended by three directors.

         Our board of directors currently consists of four members: Colin Dyne (our Chief Executive Officer), Dean Oakey, Susan White and Kenneth Wengrod. Each of Colin Dyne, Dean Oakey and Susan White were elected at a meeting of shareholders and will serve until our next annual meeting or until his or her successor is duly elected and qualified. Kenneth Wengrod was appointed to our Board of Directors on September 21, 2007 to fill a vacancy created upon the expansion in the size of our Board from five directors to six directors on the same date. Mr. Wengrod will serve until our next annual meeting or until his successor is duly elected and qualified.

         We do not have a separately designated audit, compensation or nominating committee of our board of directors and the functions customarily delegated to these committees are performed by our full board of directors. We are not a "listed company" under SEC rules and are therefore not required to have separate committees comprised of independent directors. We have, however, determined that neither Mr. Wengrod nor Mr. Oakey are "independent" as that term is defined in Section 4200 of the Marketplace Rules as required by the NASDAQ Stock Market. In addition, we have determined that Susan White is "independent," and that Troy Carter, prior to his resignation as a director on April 2, 2008 was "independent", in accordance with the aforementioned definition. As we do not maintain an audit committee, we do not have an audit committee "financial expert" within the meaning of Item 407(d) of Regulation S-K.

         We intend to establish an audit committee, compensation committee, and nominating and corporate governance committee upon the expansion of our board to include at least three directors who are independent under the applicable rules of the SEC and NASDAQ.

         The functions customarily delegated to the nominating committee are performed by our full board of directors. Our full board of directors reviews those Board members who are candidates for re-election to our Board of Directors, and makes the determination to nominate a candidate who is a current member of the Board of Directors for re-election for the next term. The Board's methods for identifying candidates for election to the Board of Directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources--members of the Board of Directors; our executives; individuals personally known to the members of the Board of Directors; and other research. We may also from time to time retain one or more third-party search firms to identify suitable candidates. The Board also nominates outside candidates for inclusion on the Board of Directors.

         A People's Liberation stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Bylaws. In addition, the notice must be made in writing and set forth as to each proposed nominee who is not an incumbent Director (i) their name, age, business address and, if known, residence address, (ii) their principal occupation or employment, (iii) the number of shares of stock of the Company beneficially owned and (iv) any other information concerning the nominee that must be disclosed respecting nominees in proxy solicitations pursuant to Rule 14(a) of the Exchange Act of 1934. The recommendation should be addressed to our Secretary.

         Among other matters, our full board of directors which serves as the nominating and governance committee:

         o Reviews the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of People's Liberation and the Board;

         o Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;

         o Recommends qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of the Board; and

         o        Conducts   appropriate   inquiries  into  the  background  and
                  qualifications of potential nominees.

         Based on the foregoing, the Board of Directors nominated Colin Dyne, Dean Oakey, Susan White and Kenneth Wengrod for re-election as directors on the Board of Directors, subject to stockholder approval, for a one-year term ending on or around the date of the 2009 Annual Meeting of Stockholders.

         COMPENSATION OF DIRECTORS AND OFFICERS. Our full board of directors determines the compensation to be paid to our officers and directors, with recommendations from management as to the amount and/or form of such compensation. While our board may utilize the services of consultants in determining or recommending the amount or form of executive and director compensation, the corporation does not at this time employ consultants for this purpose.

         STOCKHOLDER COMMUNICATIONS. Holders of the Company's securities can send communications to the Board of Directors via email to BOARD@PEOPLESLIB.COM or by telephoning the Secretary at the Company's principal executive offices, who will then relay the communications to the Board of Directors.

         CODE OF ETHICS. We have adopted a Code of Ethical Conduct that is applicable to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. A copy of our Code of Ethical Conduct is filed as an exhibit to our Annual Report on Form 10-KSB.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning all compensation paid to all persons serving as our Chief Executive Officer and Chief Financial Officer during fiscal year 2007 and our Chief Operating Officer for services rendered during our fiscal years ended December 31, 2007 and 2006. The following table also includes compensation related to our highest paid employee (a non-officer) with compensation in excess of $100,000 during the year ended December 31, 2007. The aforementioned people are collectively referred to as our "Named Executive Officers."

NAME AND                                                            OPTION       ALL OTHER
PRINCIPAL POSITION          YEAR      SALARY          BONUS       AWARDS (1)    COMPENSATION      TOTAL
-------------------------   ----   ------------   ------------   ------------   ------------   ------------
Colin Dyne(2) ...........   2007   $    125,010   $     30,000   $       --     $    216,261   $    371,271
  Chief Executive Officer   2006   $       --     $       --     $       --     $    259,000   $    259,000

                            2007   $    313,619   $       --     $       --     $     32,423   $    346,042
Daniel Guez(3) ..........   2006   $    300,000   $    175,000   $       --     $     22,182   $    497,182
  Former Chief Executive
  Officer

Darryn Barber(4) ........   2007   $    213,698   $     25,000   $     55,856   $      8,660   $    303,214
  Chief Financial Officer   2006   $    203,278   $     40,000   $     87,771   $       --     $    331,049

Thomas Nields(5) ........   2007   $    217,190   $     20,000   $     59,619   $      6,052   $    302,861
  Chief Operating Officer   2006   $    165,958   $      7,500   $      6,678   $      1,792   $    181,928

Jennifer Wojinski(6) ....   2007   $    128,263   $     18,750   $     13,520   $       --     $    160,533
  Director of Design ....   2006   $    100,000   $      5,000   $      3,339   $       --     $    108,339
  -William Rast

------------------
(1) The amounts in this column represent the dollar amounts recognized for financial statement reporting purposes in the applicable fiscal year with respect to stock options granted in the applicable fiscal year as well as prior fiscal years, in accordance with SFAS 123(R). For additional information on the valuation assumptions with respect to option grants, including the options granted in 2006 and 2007, please see Note 2 to our financial statements for the years ended December 31, 2007 and 2006. These amounts do not reflect the actual value that may be realized by the Named Executive Officers which depends on the value of our shares in the future.

(2) Mr. Dyne became our Chief Executive Officer on May 21, 2007. Prior to joining the Company, Mr. Dyne provided consulting services to the Company and received consulting fees amounting to approximately $192,000 and $259,000 during the years ended December 31, 2007 and 2006. Other compensation for the year ended December 31, 2007 includes consulting fees of $192,479, medical and disability insurance premiums of $15,382 and car allowance of $8,400. Mr. Dyne does not have an employment agreement with the Company.

(3) Mr. Guez became our President and Chief Executive Officer on November 22, 2005. On October 2, 2007, Mr. Guez resigned from his position with the company to pursue other opportunities. In connection with Mr. Guez's resignation, we entered into a Separation Agreement with Mr. Guez, the terms of which are described below. Other compensation for the year ended December 31, 2007 includes medical insurance premiums of $16,852 and car allowance and expenses of $15,571.

(4) Mr. Barber became our Chief Financial Officer on November 22, 2005. Mr. Barber was subject to an employment agreement which expired on November 21, 2007, the terms of which are described hereafter. Other compensation for the year ended December 31, 2007 includes medical insurance premiuns of $8,660.

(5) Mr. Nields was named our Chief Operating Officer effective November 6, 2006. Mr. Nields does not have an employment agreement with the
         Company. Other compensation for the year ended December 31, 2007 includes medical insurance premiuns of $6,052.

(6) Ms. Wojinski joined our Company in November 2005 as our Director of Design for our William Rast product line. Ms. Wojinski does not have an employment agreement with the Company.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

         In the fiscal year ended December 31, 2007, we compensated our executive officers through a combination of a base salary, a cash bonus, and options to purchase shares of our common stock. In addition, we provided other perquisites to some of our executive officers, which consisted of medical and disability insurance, and car expenses and allowances.

         In the second quarter of 2007, we undertook a restructuring of our senior management team. The restructuring was designed to improve the financial performance of the company and included the appointment of a new Chief Executive Officer, Colin Dyne, at a compensation level that we believe is below typical market conditions for similar companies. In order to further improve our operating cash flow, we reduced the cash compensation paid to our other senior executives, including a reduction of the base salary of our former Chief Executive Officer, Daniel Guez, and the reduction of the base salaries of our Chief Financial Officer and Chief Operating Officer. We also terminated our President, and eliminated the President position within the company.

         In 2007, we granted Mr. Barber options to purchase an aggregate of 700,000 shares of our common stock and Mr. Nields options to purchase an aggregate of 250,000 shares of our common stock. These option grants were intended to provide non-cash incentives to the executives to maximize shareholder value. The bonuses paid to our senior management team in the fiscal year ended December 31, 2007 were generally low, and were determined by our Board of Directors based on the performance of the company and the executive officer.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT

     COLIN DYNE

         On May 21, 2007, our Board of Directors appointed Colin Dyne as our Chief Executive Officer and Co-Chairman of the Board of Directors. During 2007 and through March 31, 2008, Mr. Dyne received an annual salary of $200,000, which was paid in accordance with our standard payroll practices, and an auto allowance of $1,200 per month. Effective April 1, 2008, Mr. Dyne's base salary was increased to $395,000 per annum, with an auto allowance of $2,000 per month. Mr. Dyne's annual bonus amounted to $30,000 for the year ended December 31, 2007.

     DANIEL GUEZ

         On October 2, 2007, Daniel Guez, who was serving as our Creative Director, resigned from his position with us. In connection with Mr. Guez's resignation, we entered into a separation agreement and mutual release with Mr. Guez. The separation agreement provided that the certain amended and restated employment agreement dated June 19, 2007 between us and Mr. Guez (which is further described below) be terminated and of no further force or effect, and that except as provided in the separation agreement, all responsibilities, duties and obligations of Mr. Guez to us and of us to Mr. Guez under the employment agreement are terminated and of no further force or effect. The separation agreement provided that we pay Mr. Guez three months of his base salary of $16,667 per month, and three months of his automobile allowance of $1,200 per month. In addition, Mr. Guez and his eligible family members will continue to receive medical benefits for a period of twelve months from the date of his resignation.

     AMENDED AND RESTATED EMPLOYMENT AGREEMENT WITH DANIEL GUEZ

         On May 21, 2007, Daniel Guez resigned as our Chief Executive Officer. On June 19, 2007, the Company entered into an Amended and Restated Employment Agreement with Daniel Guez, which amended and restated the employment agreement entered into between us and Mr. Guez on January 12, 2007, as modified and supplemented by that certain addendum entered into as of May 21, 2007. Pursuant to the Amended and Restated Employment Agreement, Mr. Guez served as the Co-Chairman of our Board of Directors (until his resignation from this position on October 12, 2007), and continued to serve as our Creative Director. The Amended and Restated Employment Agreement was for an initial term of three years beginning January 12, 2007 and was to be automatically extended for additional one year terms unless we or Mr. Guez elected not to extend the term of the Amended and Restated Employment Agreement. Effective July 1, 2007, under the
Amended and Restated Employment Agreement, Mr. Guez received a base salary of $200,000 per annum, subject to upward adjustment and an automobile allowance of $1,200 per month, inclusive of insurance, gas, and maintenance on Mr. Guez's vehicle.

         The agreement provided that if during the employment period we terminated Mr. Guez's employment without cause or if Mr. Guez terminated his employment for good reason, Mr. Guez would be paid $600,000 in severance. Alternatively, if we failed to extend the period of the employment period as provided above, and at any time within six months following expiration of the employment period, we terminated Mr. Guez's employment without cause or Mr. Guez terminated his employment for good reason or without good reason, Mr. Guez would be paid $300,000 in severance. In addition to the applicable severance amount payable to Mr. Guez as provided above, if Mr. Guez's employment was terminated for any of the reasons set forth in this paragraph, the employment agreement provided that all of Mr. Guez's outstanding stock options, restricted stock and other equity awards would accelerate and become fully vested on the date of termination.

         The employment agreement also provided that if Mr. Guez's employment was terminated by reason of his death or disability during the employment period, Mr. Guez, his estate or beneficiaries, as applicable, would be entitled to be paid a lump sum payment of $400,000, and all outstanding stock options, restricted stock and other equity awards granted to Mr. Guez would accelerate and become fully vested on the date of termination. In addition, the employment agreement provided that for a period of 18 months following the date of termination, the Company would continue to provide Mr. Guez and his eligible family members with group health insurance coverage. The Amended and Restated Employment Agreement did not include any contractual bonus provisions.

     ORIGINAL EMPLOYMENT AGREEMENT WITH MR. GUEZ

         Mr. Guez's original employment agreement with us entered into on January 12, 2007, provided that Mr. Guez would serve as our Chief Executive Officer and/or Creative Director, and Chairman of our Board of Directors. The agreement was for the same duration as the amended and restated employment agreement described above. However, under the original agreement, Mr. Guez received the following compensation:

         o        Base  salary  of  $400,000   per  annum,   subject  to  upward
                  adjustment;

         o Annual performance bonus in the amount equal to the sum of (i) ten percent (10%) of the first three million dollars ($3,000,000) of the Company's consolidated EBITDA for such fiscal year, and (ii) five percent (5%) of the amount of the Company's consolidated EBITDA, if any, in excess of three million dollars ($3,000,000) for such fiscal year; and

         o        Automobile and related expense allowance of $2,300 per month.

         The original employment agreement provided that if during the employment period, (a) we terminated Mr. Guez's employment without cause or if Mr. Guez terminated his employment for good reason, or (b) if (i) we failed to extend the period of the employment period as provided in the contract, and (ii) at any time within six months following expiration of the employment period, we terminated Mr. Guez's employment without cause or Mr. Guez terminated his employment for good reason or without good reason, Mr. Guez would be paid severance in an amount equal to one and one-half times the sum of Mr. Guez's base salary in effect on the date of termination plus the average annual bonus received by Mr. Guez for the two complete fiscal years immediately prior to the termination date, and all of his outstanding stock options, restricted stock and other equity awards would accelerate and become fully vested on the date of termination. The original employment agreement provided that if Mr. Guez's employment was terminated by reason of his death or disability during the employment period, Mr. Guez, his estate or beneficiaries, as applicable, would be entitled to be paid a lump sum payment of one-hundred percent (100%) of Mr. Guez's then current annual base salary, and all outstanding stock options, restricted stock and other equity awards granted to Mr. Guez would accelerate and become fully vested on the date of termination. In addition, the original employment provided that for a period of 18 months following the date of termination, the Company would continue to provide Mr. Guez and his eligible family members with group health insurance coverage.

     DARRYN BARBER

         On January 3, 2006, we entered into an employment agreement with Darryn Barber pursuant to which he served as our Chief Financial Officer and Chief Operating Officer. The agreement was for a term of 2 years commencing as of November 22, 2005 and terminating on November 21, 2007. Mr. Barber received a base salary of $212,000 in the first year of his appointment, and was to receive a base salary of $232,000 during the second year of his contract. On June 5, 2007, in connection with a restructuring of senior management, we and Mr. Barber agreed to reduce the base salary of Mr. Barber to 200,000 per annum beginning June 5, 2007. In addition to his base salary, Mr. Barber was to receive an annual bonus of not less than $25,000 and no more than $100,000 based on objectives determined by our Board of Directors. On July 7, 2006, in accordance with his employment agreement, Mr. Barber was granted a stock option to purchase 300,000 shares of our common stock at an exercise price of $1.25 per share which is now fully vested. In the event Mr. Barber was terminated without cause, we were to continue to pay Mr. Barber's then current base salary for the remaining term of the agreement, without regard to any employment of Mr. Barber by a third party.

         On November 8, 2006, we and Darryn Barber entered into an amendment to his employment agreement. Pursuant to the amendment, Mr. Barber resigned from his position as Chief Operating Officer of the Company, effective the same date. Mr. Barber will continue to serve us as our Chief Financial Officer. The amendment also extends the exercise period of Mr. Barber's option to purchase 300,000 shares of our common stock to a period of one year following termination of Mr. Barber's service with us for any reason other than for cause (as defined in the employment agreement). Previously, Mr. Barber's option was to remain exercisable for a period of at least six months following termination of his service with us for any reason other than for cause. Mr. Barber's annual bonus amounted to $25,000 for the year ended December 31, 2007.

         Effective April 1, 2008, Mr. Barber's base salary was increased to $250,000 per annum.

     THOMAS NIELDS

         On November 8, 2006, Thomas Nields was appointed our Chief Operating Officer. Pursuant to an oral agreement between us and Mr. Nields, Mr. Nields was to be paid an annual salary of $250,000, and a discretionary bonus to be determined annually by our Board of Directors or Compensation

Committee. On June 5, 2007, in connection with a restructuring of senior management, the company and Mr. Nields agreed to reduce his base salary to $200,000 per annum beginning June 5, 2007. Mr. Nield's annual bonus amounted to $20,000 for the year ended December 31, 2007. Effective April 1, 2008, Mr. Nield's base salary was increased to $235,000 per annum.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2007

         The following table presents information regarding outstanding options held by our Named Executive Officers as of the end of our fiscal year ended December 31, 2007. None of the Named Executive Officers exercised options during the fiscal year ended December 31, 2007.

                          NUMBER OF SECURITIES UNDERLYING
                               UNEXERCISED OPTIONS (#)        OPTION EXERCISE         OPTION
NAME                      EXERCISABLE       UNEXERCISABLE      PRICE RANGE ($)    EXPIRATION DATE
                        ----------------   ----------------   ----------------   -----------------

Darryn Barber (1) ...            150,000               --         $   0.46       June 5, 2017
                                    --              100,000       $   0.38       August 7, 2017
                                    --              450,000       $   0.50       November 14, 2017

Tom Nields (2) ......            150,000               --         $   0.46       June 5, 2017
                                    --              100,000       $   0.38       August 7, 2017

Jennifer Wojinski (3)               --               50,000       $   1.25       April 9, 2017
                                   8,750             26,250       $   0.46       June 5, 2017
                                    --               15,000       $   0.38       August 7, 2017

(1) On June 5, 2007, our Board of Directors approved an award to Darryn Barber of options to purchase 150,000 shares of our common stock. The options have an exercise price of $0.46 per share, the closing price of our common stock on the Over-The-Counter Bulletin Board on the date of the award, are fully vested, and have a term of ten years.

         On August 7, 2007, our Board of Directors approved an award to Darryn Barber of options to purchase 100,000 shares of our common stock. The options have an exercise price of $0.38 per share, the closing price of our common stock on the Over-The-Counter Bulletin Board on the date of the award, and have a term of ten years. The options vest 50% on August 1, 2008, and the remaining 50% shall vest in equal monthly installments thereafter through August 1, 2009.

         On November 14, 2007, our Board of Directors approved an award to Darryn Barber of options to purchase 450,000 shares of our common stock. The options have an exercise price of $0.50 per share, the closing price of our common stock on the Over-The-Counter Bulletin Board on the date of the award, and have a term of ten years. The options vest in quarterly installments of 45,000 beginning February 14, 2008 through May 14, 2010.

         On July 7, 2006, Mr. Barber was granted an option to purchase 300,000 shares of our common stock at a per share exercise price of $1.25, which option terminates July 7, 2016. This option is fully vested as of December 31, 2007.

(2) On June 5, 2007, our Board of Directors approved an award to Thomas Nields of options to purchase 150,000 shares of our common stock. The options have an exercise price of $0.46 per share, the closing price of our common stock on the Over-The-Counter Bulletin Board on the date of the award, are fully vested, and have a term of ten years.

         On August 7, 2007, our Board of Directors approved an award to Thomas Nields of options to purchase 100,000 shares of our common stock. The options have an exercise price of $0.38 per share, the closing price of our common stock on the Over-The-Counter Bulletin Board on the date of the award, and have a term of ten years. The options vest 50% on August 1, 2008, and the remaining 50% shall vest in equal monthly installments thereafter through August 1, 2009.

         During the year ended December 31, 2006, Mr. Nields was granted an option to purchase 100,000 shares of our common stock at a per share price of $1.25, which option terminates on June 22, 2016. The option vests 25% on June 22, 2007, and the remaining 75% shall vest in equal monthly installments thereafter through June 22, 2010. As of December 31, 2007, 37,500 shares of this option were fully vested.

(3) On April 9, 2007, our Board of Directors approved an award to Jennifer Wojinski of options to purchase 50,000 shares of our common stock. The options have an exercise price of $1.25 per share and a term of ten years. The options vest 25% on April 9, 2008, and the remaining 75% shall vest in equal monthly installments thereafter through April 9, 2011.

         On June 5, 2007, our Board of Directors approved an award to Jennifer Wojinski of options to purchase 35,000 shares of our common stock. The options have an exercise price of $0.46 per share, the closing price of our common stock on the Over-The-Counter Bulletin Board on the date of the award, and a term of ten years. The options vest in eight quarterly installments beginning July 1, 2007 through April 1, 2009.

         On August 7, 2007, our Board of Directors approved an award to Jennifer Wojinski of options to purchase 15,000 shares of our common stock. The options have an exercise price of $0.38 per share, the closing price of our common stock on the Over-The-Counter Bulletin Board on the date of the award, and have a term of ten years. The options vest 50% on August 1, 2008, and the remaining 50% shall vest in equal monthly installments thereafter through August 1, 2009.

         During the year ended December 31, 2006, Ms. Wojinski was granted an option to purchase 50,000 shares of our common stock at a per share price of $1.25, which option terminates on June 22, 2016. The option vests 25% on June 22, 2007, and the remaining 75% shall vest in equal monthly installments thereafter through June 22, 2010. As of December 31, 2007, 18,750 shares of this option were fully vested.

DIRECTOR COMPENSATION

         The general policy of our Board is that compensation for non-employee directors should be a mix of cash and equity based compensation. We do not pay management directors for Board service in addition to their regular employee compensation. Currently, we pay our non-employee directors an annual fee of $10,000. In July 2007, our non-employee directors, Mr. Oakey, Ms. White and Mr. Carter, also received 24,000 options each to purchase shares of our common stock and $5,000 each in payment for service on the Board of directors from July 2007 through December 2007. In September 2007, our non-employee director, Kenneth Wengrod, also received 24,000 options to purchase shares of our common stock and $2,500 in payment for service on the Board of directors from September 2007 through December 2007. Our directors are also reimbursed for travel expenses associated with attendance at Board meetings. There were no reimbursements for travel expenses for the fiscal year ended December 31, 2007.

         The following table presents information regarding compensation paid to our non-employee directors for our fiscal year ended December 31, 2007.

                       FEES EARNED
                            OR           OPTION       ALL OTHER
NAME                   PAID IN CASH    AWARDS (6)    COMPENSATION       TOTAL
---------------------  ------------   ------------   ------------   ------------
Dean Oakey(1) .......  $     10,000   $      3,353   $       --     $     13,353
Kevin Keating(2) ....  $      2,000   $       --     $       --     $      2,000
Susan White(3) ......  $      5,000   $      3,353   $     93,994   $    102,347
Troy Carter(4) ......  $      5,000   $      3,353   $       --     $      8,353
Kenneth Wengrod(5) ..  $      2,500   $      4,694   $       --     $      7,194

-------------------
(1) Mr. Oakey has been a member of our Board of Directors since November 2005. On July 6, 2007, Mr. Oakey was granted an option to purchase 24,000 shares of our common stock at a per share exercise price of $0.31. This option vested 12,000 shares on the date of grant and vests 1,000 shares monthly thereafter through July 2008. This option terminates on July 6, 2017. Mr. Oakey did not exercise any of his option awards during the fiscal years ended December 31, 2007 and 2006.

(2) Mr. Keating served as a member of our Board of Directors beginning February 2005. On June 22, 2006, Mr. Keating was granted an option to purchase 36,000 shares of our common stock at a per share exercise price of $1.25. This option vested 18,000 shares on the date of grant and 1,500 shares monthly thereafter through July 2007. On May 21, 2007, Mr. Keating resigned from our Board of Directors. Options to purchase 36,000 shares of our common stock were cancelled as a result of Mr. Keating's termination.

(3) Ms. White joined our Board of Directors on May 21, 2007. On July 6, 2007, Ms. White was granted an option to purchase 24,000 shares of our common stock at a per share exercise price of $0.31. This option vested 12,000 shares on the date of grant and vests 1,000 shares monthly thereafter through July 2008. This option terminates on July 6, 2017. Ms. White did not exercise any of her options during the fiscal year ended December 31, 2007. Ms. White also provided consulting services to the Company and received $93,994 of consulting fees during the fiscal year ended December 31, 2007.

(4) Mr. Carter joined our Board of Directors on May 21, 2007. On July 6, 2007, Mr. Carter was granted an option to purchase 24,000 shares of our common stock at a per share exercise price of $0.31. This option vested 12,000 shares on the date of grant and vests 1,000 shares monthly thereafter through July 2008. This option terminates on July 6, 2017. Mr. Carter did not exercise any of his options during the fiscal year ended December 31, 2007. On April 2, 2008, Mr. Carter resigned from our Board of Directors. Vested options to purchase 20,000 shares of our common stock will be cancelled if Mr. Carter does not exercise the options within three months of the date of termination.

(5) Mr. Wengrod joined our Board of Directors on September 21, 2007. On September 21, 2007, Mr. Wengrod was granted an option to purchase 24,000 shares of our common stock at a per share exercise price of $0.50. This option vested 12,000 shares on the date of grant and vests 1,000 shares monthly thereafter through September 2008. This option terminates on September 21, 2017. Mr. Wengrod did not exercise any of his options during the fiscal year ended December 31, 2007.

(6) The amounts in this column represent the dollar amounts recognized for financial statement reporting purposes in the applicable fiscal year with respect to stock options granted in the applicable fiscal year as well as prior fiscal years, in accordance with SFAS 123(R). For additional information on the valuation assumptions with respect to option grants, including the options granted in 2006 and 2007, please see Note 2 to our financial statements for the years ended December 31, 2007 and 2006. These amounts do not reflect the actual value that may be realized by the Directors which depends on the value of our shares in the future.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         The following table sets forth certain information regarding our equity compensation plans as of December 31, 2007.

                        NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE         NUMBER OF SECURITIES
                        BE ISSUED UPON EXERCISE     EXERCISE PRICE OF       REMAINING AVAILABLE FOR
                        OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   FUTURE ISSUANCE UNDER EQUITY
                          WARRANTS AND RIGHTS      WARRANTS AND RIGHTS        COMPENSATION PLANS
                        -----------------------   --------------------   ----------------------------
Equity compensation
plans approved by
security holders ....          4,916,000                 $  1.37                    1,084,000
Equity compensation
plans not approved by
security holders ....          1,025,000                 $  0.94                         --
Total ...............          5,941,000                 $  1.30                    1,084,000

MATERIAL FEATURES OF INDIVIDUAL EQUITY COMPENSATION PLANS NOT APPROVED BY STOCKHOLDERS

         Sanders Morris Harris Inc. acted as placement agent in connection with our capital raise, which we completed on November 23, 2005. In partial consideration for their services as placement agent, we issued to Sanders Morris Harris and its employees, Dean Oakey and Jonah Sulak, warrants to purchase an aggregate of 625,000 shares of common stock at an exercise price of $1.25 per share. The warrants are fully vested and have a term of 5 years.

         Effective October 1, 2007, we entered into a consulting agreement with Europlay Capital Advisors, LLC. Under the terms of the consulting agreement, Europlay Capital Advisors will be our exclusive financial advisor to raise capital and provide other financial advisory and investment banking services to us for a term of one year. In conjunction with the consulting agreement, we issued to Europlay Capital Advisors a warrant to purchase 250,000 shares of our common stock at an exercise price of $0.50 per share. The warrant vests over a period of twelve months in equal monthly installments and has a term of five years. No proceeds were received by us as a result of the warrant issuance.

         On November 13, 2007, we issued a warrant to purchase 150,000 shares of our common stock to William Rast Enterprises, LLC. The warrant has an exercise price of $0.40, vested immediately and has a term of five years. No proceeds were received by us as a result of the warrant issuance.

REPORT OF BOARD OF DIRECTORS ON AUDIT COMMITTEE FUNCTIONS

         We do not have an Audit Committee. For the fiscal year ended December 31, 2007, the Company's Board of Directors has performed the duties of an Audit Committee and is responsible for providing objective oversight of the Company's internal controls and financial reporting process.

         In fulfilling its responsibilities for the financial statements for fiscal year 2007, the Board of Directors:

         o        Reviewed and discussed the audited  financial  statements  for
                  the  year  ended   December  31,  2007  with   management  and
                  Grobstein, Horwath & Company, LLP (the "Auditors"), the Company's independent auditors; and

         o Received written disclosures and the letter from the Auditors regarding its independence as required by Independence Standards Board Standard No. 1. The Board discussed with the Auditors their independence.

         In fulfilling its responsibilities for the financial statements for fiscal year 2007, the Board of Directors discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         Based on the Board of Directors' review of the audited financial statements and discussions with management and the Auditors, the Board of Directors approved the inclusion of the audited financial statements in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the SEC.

         The  Board  of  Directors   also   considered  the  status  of  pending
litigation, if any, and other areas of oversight relating to the financial reporting and audit process that the Board determined appropriate.

         The Board of Directors has considered whether the provision of non-audit services, if any, is compatible with maintaining the principal accountant's independence.

                               BOARD OF DIRECTORS

                               Colin Dyne
                               Dean Oakey
                               Susan White
                               Kenneth Wengrod

         The information in this Report of Board of Directors shall not be deemed to be "soliciting material," or to be "filed" with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act.

INDEPENDENT PUBLIC ACCOUNTANTS

         Effective as of November 30, 2005, we engaged Grobstein, Horwath & Company LLP as our principal independent accounting firm. The appointment of Grobstein, Horwath & Co. was approved by the unanimous written consent of our Board of Directors. All audit work for the year ended December 31, 2007 was performed by the full time employees of Grobstein, Horwath & Company LLP. Representatives of Grobstein, Horwath & Company, LLP are expected to be present at our Annual Meeting and will have the opportunity to make a statement if they desire to do so. In addition, at the Annual Meeting, Grobstein, Horwath &
Company, LLP is expected to be available to respond to appropriate questions posed by our stockholders.

     AUDIT FEES

         Fees for audit and review services provided by Grobstein, Horwath & Company, LLP totaled approximately $146,000 during the year ended December 31, 2007, including fees associated with the December 31, 2006 audit, and the reviews of our quarterly financial statements for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007.

         Fees for audit and review services provided by Grobstein, Horwath & Company, LLP totaled approximately $117,000 during the year ended December 31, 2006, including fees associated with the December 31, 2005 audit, and the reviews of our quarterly financial statements for the periods ended March 31, 2006, June 30, 2006 and September 30, 2006.

     AUDIT-RELATED FEES

         There were no audit-related services provided for the years ended December 31, 2007 and 2006.

     TAX FEES

         Fees for tax services provided by Grobstein, Horwath & Company, LLP during the year ended December 31, 2007 amounted to approximately $27,175. Tax services provided during the year ended December 31, 2007 primarily consisted of the preparation of the Federal and State tax returns for the Company and its subsidiaries and other tax compliance services.

         Fees for tax services provided by Grobstein, Horwath & Company, LLP during the year ended December 31, 2006 amounted to approximately $29,000. Tax services provided during the year ended December 31, 2006 primarily consisted of the preparation of the Federal and State tax returns for the Company and its subsidiaries and other tax compliance services.

     ALL OTHER FEES

         No other fees were incurred during the years ended December 31, 2007 and 2006 for services provided by Grobstein, Horwath & Company, LLP, except as described above.

POLICY  ON  PRE-APPROVAL  OF  AUDIT  AND  PERMISSIBLE   NON-AUDIT   SERVICES  OF
INDEPENDENT AUDITORS

         Consistent with policies of the Securities and Exchange Commission regarding auditor independence, our Board of Directors has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, our Board of Directors has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Our Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the independent accountant's independence, and has approved any such services.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

         Other than the employment arrangements described above in "Executive Compensation" and the transactions described below, since January 1, 2006, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

         o in which the amount involved exceeds the lessor of $120,000 or 1% of the average of our assets at year-end for the last three completed fiscal years; and

         o in which any director, executive officer, shareholder who beneficially owns 5% or more of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

TRANSACTIONS WITH OFFICERS AND DIRECTORS AND 5% SHAREHOLDERS

         Colin Dyne became our Chief Executive Officer and a director of the company on May 21, 2007. Colin Dyne is a significant stockholder and has served as a consultant to the company since December 2005, advising on strategic sales initiatives. We paid $192,000 and $259,000 in consulting fees to Mr. Dyne during the years ended December 31, 2007 and 2006.

         Mr. Dyne also serves as Vice Chairman of the Board of Directors of Talon International, Inc. (OTCBB: TALN), owner of Talon zippers and a full service trim management supplier for manufacturers of fashion apparel. Mr. Dyne founded Tag-It, Inc., a subsidiary of Talon, in 1991. Mr. Dyne served as Talon's President from inception and as its Chief Executive Officer from 1997 to 2005. During the year ended December 31, 2007, we purchased trim products from Talon amounting to approximately $395,000.

         Kenneth Wengrod, a member of our Board of Directors, currently serves as President of FTC Commercial Corp., a company which he founded in 2002 and in which he continues to hold a minority equity position. We are party to various factoring agreements with FTC pursuant to which FTC purchases a substantial portion of the Company's trade accounts receivable and assumes credit risk with respect to certain accounts. As of December 31, 2007, total factored accounts receivable included in due from factor amounted to approximately $2,552,000. Outstanding advances as of December 31, 2007 amounted to approximately $649,000, and are included in the due from factor balance.

         We are party to a consulting arrangement with Susan White pursuant to which Ms. White provides image and marketing consulting services to us. During 2007, we have paid Ms. White approximately $94,000 for such consulting services.

PROMOTERS AND CONTROL PERSONS

         On December 15, 2004, Keating Reverse Merger Fund, LLC, a Delaware limited liability company, David L. Hadley (our former chief executive officer) and Natural Technologies, Inc., an Arizona corporation entered into a purchase agreement pursuant to which certain shareholders of the company sold 5,625,287 shares (on a pre-reverse stock split basis) of the common stock of the company, representing approximately 70.99% of the outstanding shares of common stock of the company, to Keating Reverse Merger Fund, LLC, for an aggregate purchase price of $375,000.

         On January 31, 2005, we entered into an Assumption Agreement with Global Medical Technologies, Inc., Natural Technologies, Inc. and Mr. Hadley pursuant to which we contributed all of the shares of common stock of our inactive subsidiaries, Century Pacific Financial Corp. and Century Pacific Investment Management Corporation, to Global Medical Technologies, Inc. Global Medical Technologies, Inc. agreed to assume all of our liabilities and to indemnify us for any loss we incur with respect to such assumed liabilities. Global Medical, Natural Technologies, and Mr. Hadley also released us from all obligations and claims. In February 2005, we distributed all of the outstanding shares of common stock of Global Medical Technologies, Inc. on a pro rata basis to our stockholders. Following the distribution, Global Medical Technologies, Inc. continued to operate its medical equipment reconditioning business as an independent company. After this distribution, we existed as a "shell company" under the name of Century Pacific Financial Corporation with nominal assets whose sole business was to identify, evaluate and investigate various companies to acquire or with which to merge.

         On February 16, 2005, we received a non-interest bearing, unsecured demand loan from Keating Reverse Merger Fund in the amount of $50,000 to provide working capital for operating expenses. On June 28, 2005 we issued 5,000,000 restricted common shares (on a pre-reverse stock split basis) in full payment of the $50,000 note payable to Keating Reverse Merger Fund. We granted Keating Reverse Merger Fund piggyback registration rights with respect to these shares.

         On November 22, 2005, we consummated an exchange transaction in which we acquired all of the outstanding ownership interests of Bella Rose, LLC, a California limited liability company ("Bella Rose") and Versatile Entertainment, Inc., a California corporation ("Versatile") from their respective shareholders and members, in exchange for an aggregate of 2,460,106.34 shares of our series A convertible preferred stock which, on January 5, 2006, converted into 26,595,751 shares of our common stock on a post reverse stock split basis. At the closing of the exchange transaction, Versatile and Bella Rose became our wholly-owned subsidiaries. The exchange transaction was accounted for as a reverse merger (recapitalization) with Versatile and Bella Rose deemed to be the accounting acquirers, and People's Liberation, Inc. the legal acquirer.

         On November 22, 2005, we entered into a certain financial advisory agreement with Keating Securities, LLC under which Keating Securities, LLC was compensated by us for its advisory services rendered to us in connection with the closing of the exchange transaction with Versatile Entertainment, Inc. and Bella Rose, LLC. The transaction advisory fee was $350,000, with the payment thereof made at the closing of the exchange transaction.

         Kevin R. Keating, a former director of the company, is the father of the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of Keating Reverse Merger Fund and is also the managing member and 90% owner of Keating Securities, LLC, a registered broker-dealer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

         The following table presents information regarding the beneficial ownership of our common stock as of April 21, 2008 by:

         o        each  of  the  executive   officers   listed  in  the  summary
                  compensation table;

         o        each of our directors;

         o        all of our directors and executive officers as a group; and

         o each shareholder known to us to be the beneficial owner of more than 5% of our common stock.

         Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options from the Company that are currently exercisable or exercisable within 60 days of April 21, 2008 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

         The information presented in this table is based on 36,002,563 shares of our common stock outstanding on April 21, 2008. Unless otherwise indicated, the address of each of the executive officers and directors and 5% or more shareholders named below is c/o People's Liberation, Inc., 150 West Jefferson Boulevard, Los Angeles, CA 90007.

                                         NUMBER OF SHARES      PERCENTAGE OF
NAME OF BENEFICIAL OWNER                BENEFICIALLY OWNED   SHARES OUTSTANDING
-------------------------------------   ------------------   ------------------
EXECUTIVE OFFICERS AND DIRECTORS:
Colin Dyne (1) ......................            7,731,560                 21.5%
   Director, Chief Executive
   Officer and Secretary
Darryn Barber (2) ...................              672,560                  1.8%
   Chief Financial Officer
Thomas Nields (3) ...................              487,941                  1.3%
   Chief Operating Officer
Dean Oakey (4) ......................              430,983                  1.2%
   Director
Susan White (5) .....................               23,000                    *
   Director
Kenneth Wengrod (6) .................               20,000                    *
   Director
Named Directors and officers
  as a group (6 persons) (7) ........            9,366,044                 25.2%

5% SHAREHOLDERS:
Microcapital Fund LP and
  Microcapital Fund Ltd (8) .........            2,800,000                  7.7%
Gerard Guez (9) .....................           10,698,387                 29.7%
Bristol Investment Fund Ltd (10) ....            2,900,000                  8.1%

------------------
* Less than 1%

(1)      Consists of 7,731,560 shares of common stock.

(2) Consists of 132,560 shares of common stock and 540,000 options to purchase common stock.

(3) Consists of 290,024 shares of common stock and 197,917 options to purchase common stock.

(4) Consists of 93,483 shares of common stock, warrants to purchase 278,500 shares of common stock and options to purchase 59,000 shares of common stock.

(5)      Consists of 23,000 options to purchase common stock.

(6)      Consists of 20,000 options to purchase common stock

(7) Consists of 8,247,627 shares of common stock, warrants to purchase 278,500 shares of common stock and options to purchase 839,917 shares of common stock

(8) Consists of 1,333,600 shares of common stock and warrants to purchase 533,440 shares of common stock at an exercise price of $2.00 per share owned by Microcapital Fund LP and 666,400 shares of common stock and warrants to purchase 266,560 shares of common stock at an exercise price of $2.00 owned by Microcapital Fund Ltd. Ian P. Ellis, the general partner of MicroCapital Fund LP and as Director of Fund of Microcapital Fund Ltd., exercises voting and investment authority over the shares held by these companies. The address of Microcapital Fund LP and Microcapital Fund Ltd is 201 Post Street, San Francisco, California 94108.

(9) Consists of 10,698,387 shares of common stock. On December 10, 2007, Gerard Guez entered into a purchase agreement with Daniel Guez, whereby Gerard Guez purchased 10,698,387 shares of common stock held by Daniel Guez. The address of Gerard Guez is 9000 Sunset Boulevard, Penthouse West Hollywood, CA 90069.

(10) Consist of 2,900,000 shares of common stock. Paul Kessler, as Director, exercises voting and investment authority over the shares held by this company. The address of Bristol Investment Fund, Ltd. Is Caledonian House, 69 Dr. Roy's Drive, P.O. Box 1043, Grand Cayman KY1-1102, Cayman Islands.

ITEM 2:  PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION
--------------------------------------------------------------------------------

         The Board of Directors has approved an Amended and Restated Certificate of Incorporation (the "Restated Certificate") which amends and restates our Certificate of Incorporation to eliminate Article Sixth and Article Eighth thereof, and amends Article Seventh to eliminate reference to Article Sixth and Article Eighth. Stockholders are now being asked to approve the elimination of Article Sixth and Article Eighth of our Certificate of Incorporation, and the amendment to Article Seventh. The text of the Restated Certificate is attached to this proxy statement as Appendix A.

         Article  Sixth and  Article  Eighth are  measures  which  limit a 5% or greater shareholder from engaging in certain transactions with the company without first obtaining the approval of at least 80% of our outstanding voting securities. The elimination of Article Sixth and Article Eighth will remove significant restrictions on our ability to engage in a multitude of transactions with existing and future stockholders of the company, including transactions that our Board of Directors have determined are in the best interests of the company and our stockholders.The Board believes that eliminating these restrictions will increase the value of the company by, among other things, increasing the attractiveness of the company to potential third-party acquirers, and to investors who desire to hold greater than 5% of our outstanding common stock.

DESCRIPTION OF ARTICLE SIXTH

         Article Sixth of our Certificate of Incorporation provides that before we may engage in certain transactions with an "Interested Stockholder", we must first obtain the super-majority approval of the transaction by holders of at least 80% or our outstanding voting securities. An "Interested Stockholder" includes any corporation, person or entity that beneficially owns or controls, directly or indirectly, five percent or more of our outstanding voting securities.

         The following transactions ("Restricted Transactions") are subject to the super-majority voting provisions of Article Sixth:

         (i) any merger or consolidation of People's Liberation or any of our subsidiaries with or into such Interested Stockholder;

         (ii) any sale, lease, exchange or other disposition of all or any substantial part of our assets or any of our subsidiaries to or with such Interested Stockholder;

         (iii) the issuance or delivery of any of our voting securities or those of any of our subsidiaries to such Interested Stockholder in exchange for cash, other assets or securities, or a combination thereof, or

         (iv)     any dissolution or liquidation of this corporation.

         An exception to the super-majority voting provisions of Article Sixth exists, which permits us to engage in any of the Restricted Transactions with an Interested Stockholder if our Board of Directors first approved of the transaction with the corporation, person or entity before they become an Interested Stockholder. This exception, however, is very limited, in that it requires the Board of Directors to approve a Restricted Transaction, the terms of which may not be known or even contemplated, at the time the Interested Stockholder acquires beneficial ownership of five percent or more of our outstanding voting securities.

DESCRIPTION OF ARTICLE EIGHTH

         Article Eighth of our Certificate of Incorporation provides additional limitations on our ability to engage in Restricted Transactions, even if such transactions are approved by our Board of Directors or stockholders in accordance with Article Sixth.

         Article Eighth provides that we may not engage in a Restricted Transaction with an Interested Stockholder unless:

         (i) The cash or fair market value of the property, securities or other consideration to be received per share by holders of our capital stock in the Restricted Transaction is not less than the highest per share price paid by the Interested Stockholder or by any persons whose stock it beneficially owns or controls in acquiring any of its or their holdings of capital stock of this corporation;

         (ii) After becoming an Interested Stockholder and prior to consummation of the Restricted Transaction: (a) such Interested Stockholder shall not have acquired from us or any of our subsidiaries newly issued or treasury shares of capital stock or any newly issued securities convertible into our capital stock or any of our subsidiaries, directly or indirectly (except upon conversion of convertible securities acquired by it prior to becoming an Interested Stockholder or as a result of a pro rata stock dividend or stock split or other distribution of stock to all shareholders pro rata); (b) such Interested Stockholder shall not have received the benefit directly or indirectly (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by us or any of our subsidiaries, or made any major changes in our or any of our subsidiaries, businesses or capital structures or reduced the current rate of dividends payable on our capital stock below the rate in effect immediately prior to the time such Interested Stockholder became an Interested Stockholder; and (c) such Interested Stockholder shall have taken all required actions to ensure our Board includes representation by "continuing directors" at least proportionate to the stockholdings of our remaining public stockholders (with a continuing director to occupy any board position resulting from a fraction and, in any event, with at least one continuing director to serve on the board so long as there are any remaining public stockholders); and

         (iii) A proxy statement responsive to the requirements of the Securities Exchange Act of 1934, as amended, is mailed to the stockholders of this corporation for the purpose of soliciting stockholder approval of such Restricted Transaction which contains at the front of the document, in a prominent place, any recommendations as to the advisability or inadvisability of the action or transaction which the continuing directors may choose to state.

         The   requirements   listed  above  do  not  apply  to  any  Restricted
Transaction if our Board of Directors approved the Restricted Transaction before any corporation, person or entity became an Interested Stockholder.

         For purposes of Article Eighth, the term "continuing director" means a director who was a member of our board of directors immediately prior to the time that any Interested Stockholder involved in the proposed action or transaction became an Interested Stockholder or a director nominated by a majority of the remaining continuing directors; and the term "remaining public stockholders" means the holders of our capital stock other than the Interested Stockholder and stockholders whose shares the Interested Stockholder beneficially owns or controls.

REASONS FOR ELIMINATION OF ARTICLE SIXTH AND ARTICLE EIGHTH

         THE PROVISIONS IMPOSE SIGNIFICANT RESTRICTIONS AND COSTS ON THE COMPANY AND GIVE CERTAIN SHAREHOLDERS A VETO RIGHT

         Articles Sixth and Eighth of our Certificate of Incorporation impose significant restrictions on our ability to engage in a multitude of transactions with existing and future stockholders of the company, including transactions that our Board of Directors have determined are in the best interests of the company and our stockholders.

         For instance, the super-majority requirement contained in Article Sixth places in considerable doubt the ultimate approval of a Restricted Transaction. As a small, micro-cap company, obtaining the requisite vote of 80% of our stockholders is difficult, and there is no guarantee that we will be able to obtain the approval of our shareholders for a Restricted Transaction which the Board concludes is otherwise in the best interests of our stockholders. In addition, the considerable doubt surrounding whether a Restricted Transaction will be approved has the effect of deterring an Interested Stockholder from pursuing a Restricted Transaction in the first place. The mere existence of the voting requirement may preclude a Restricted Transaction, even if it ultimately would be approved by at least 80% of our stockholders. Third parties may not be willing to move forward with the uncertainty inherent in such a high voting requirement.

         The high voting requirement also gives a small minority of stockholders the ability to veto a transaction desired by the substantial majority of our outstanding voting securities. The approval of any party beneficially owning 20% or more of our common stock is required to approve all Restricted Transactions as a consequence of Article Sixth and Article Eighth. Therefore, Article Sixth and Article Eighth provide stockholders holding 20% or more of our outstanding common stock with considerable negotiating power and leverage over us in the event that we desire to proceed with a Restricted Transaction. Currently, these provisions give both our Chief Executive Officer, Colin Dyne, and Gerard Guez the ability to veto a transaction, as they beneficially own 21.5% and 29.7% of our common stock, respectively.

         In addition to hindering our ability to engage in transactions as a result of the super-majority voting requirement, Article Sixth and Article Eighth are also financially burdensome to us. For example, if we desire to proceed with a Restricted Transaction, we will need to incur additional costs associated with convening a shareholder meeting. These costs include the hiring of professional advisors, the preparation, filing and mailing of a proxy statement, and the need to hire proxy solicitation firms to ensure a high turnout of company stockholders which is necessary to approve the transaction.

         STOCKHOLDERS   WILL  STILL  HAVE  SIGNIFICANT   PROTECTIONS  AFTER  THE
ELIMINATION OF ARTICLE SIXTH AND ARTICLE EIGHTH

         After the elimination of Articles Sixth and Eighth, stockholders will still have anti-takeover protections afforded under Delaware law and the company's internal policies governing approval of related party transactions.

         (a)      FIDUCIARY DUTIES OWED BY DIRECTORS

         Under Delaware law, the Board owes fiduciary duties of care and loyalty to all stockholders, and will not approve any transaction, including a transaction with an Interested Stockholder, without first satisfying these fundamental duties.

         The duty of care requires that directors inform themselves of all material information reasonably available before making a business decision. This duty also requires directors to inform themselves of alternatives to a proposed business decision or transaction. The more important that any decision is to the corporation and its stockholders, the greater the need is for directors to consider additional information and alternatives. Once a director has become adequately informed, the director must act with the requisite care in performing his or her duties.

         The "duty of loyalty" requires that a director act in good faith, in a manner the director reasonably believes to be in or not opposed to the best interests of the corporation and its stockholders. There are three components to the duty of loyalty. This first is that a director should act to the extent possible in a disinterested manner, which means not being influenced by any financial or personal interest in the matter under consideration. The second is full disclosure of possible financial or personal interests in any matter under consideration. The third is substantive fairness. This means that the decision or transaction should be "fair to the corporation."

         A fiduciary duty is the highest duty known at law. When in doubt, courts will usually enforce the duty against the fiduciary, which can result in severe penalties including fines, imprisonment, and such other remedies as a court deems appropriate. The fiduciary duties under Delaware law ensure that our Board will not approve a transaction, including a transaction with an Interested Stockholder, without sufficient diligence, inquiry, and care.

         (b)      CODE OF ETHICAL CONDUCT.

         We have adopted a Code of Ethical Conduct which applies to our directors, officers, and employees. Our Code of Ethical Conduct is intended to provide a clear understanding of the ethical principles of business conduct expected of each of the aforementioned persons, and we view compliance with these standards as vital to the integrity and continued well being of our business and our employees. Because members of our Board have a special responsibility to the company, to avoid conflicts of interest (and to satisfy their fiduciary duties to the company and its stockholders), directors are expected to disclose to their fellow directors any personal interest they may have in a transaction, including any Restricted Transaction, upon which the Board passes and to recuse themselves from participation in any decision in which there is a conflict between their personal interests and the interest of the company.

         (c)      SECTION  203 OF THE  GENERAL  CORPORATION  LAW OF THE STATE OF
                  DELAWARE.

         Section 203 contains similar provisions to Article Sixth and Article Eighth which are designed to prevent significant stockholders from engaging in transactions with the company without Board involvement. In general, Section 203 provides, with some exceptions, that a Delaware corporation may not engage in any of a broad range of business combinations with a person or affiliate, or associate of the person, who is an "interested stockholder" for a period of three years from the date that the person became an interested stockholder. An "interested stockholder" means any person that is (a) the owner of 15% or more of the outstanding voting stock of the corporation or (b) an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether the person is an interested stockholder.

         The three year moratorium imposed on business combinations by Section 203 does not apply if: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder, excluding shares owned by persons who are both officers and directors of the corporation, and shares held by some employee stock ownership plans; or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder.

         Although similar to Article Sixth and Article Eighth, Section 203 differs from the provisions contained in our Certificate of Incorporation in several important ways. Most importantly, Section 203 does not apply to business combinations if the transaction resulting in a person becoming an interested stockholder was approved by the board of directors of the corporation before the person became an interested stockholder. In contrast, Articles Sixth and Eighth eliminate Board discretion, which signtificantly undermines the ability of the company to enter into a multitude of transactions that may otherwise be desirable.

         Section 203 is also significantly different than Articles Sixth and Eighth as Section 203 applies to stockholders owning at least 15% (or having owned at least 15%) of the outstanding voting stock of the corporation. This threshold is much more realistic than the 5% threshold contained in Articles Sixth and Eighth, especially for a closely held company like ours where it is not unusual to have stockholders which own more than 5% of the company's outstanding securities.

         EXAMPLES OF TRANSACTIONS HINDERED BY ARTICLE SIXTH AND ARTICLE EIGHTH

         There are many instances in which we may desire to enter into a Restricted Transaction with an Interested Stockholder for legitimate business purposes as determined by our Board of Directors. For instance, we may desire to:

         (i) sell additional equity to an existing stockholder who holds 5% or more of our outstanding common stock, as it is common for a company to seek capital from stockholders who have a significant equity stake in the company;

         (ii) issue options and other equity compensation to holders of 5% or more of our outstanding common stock, including our Chief Executive Officer, Colin Dyne;

         (iii) enter into a joint venture with a third party which is coupled with a 5% or greater upfront equity investment by the third party in the company, and leave available the opportunity to consummate a Restricted Transaction with that joint venture partner at a later date.

         We could not consummate the aforementioned transactions without first obtaining the approval of the holders of 80% of our outstanding common stock. This may preclude us from engaging in transactions that are in our best interests as well as those of our stockholders.

         SUMMARY

         In general, although Article Sixth and Article Eighth of our Certificate of Incorporation are designed to discourage accumulations of blocks of stock by third parties who wish to gain control of the Company and to prevent transactions with affiliates, the provisions contained in our Certificate of Incorporation are far more restrictive than those required by law. These provisions deprive stockholders of opportunities to realize a premium on the shares of common stock owned by them and deprive the company of the ability to engage in legitimate transactions that our board has determined are in the best interests of our stockholders, all of which may also adversely affect the prevailing market price of our common stock. If our stockholders approve the elimination of Article Sixth and Eighth, stockholders will retain the benefits of the fiduciary duties owed by directors under Delaware law as well as the protections afforded by Section 203 of the Delaware General Corporation Law and by our Code of Ethical Conduct. In combination, these laws and regulations ensure that Restricted Transactions will only be approved if it is in the best interests of the company and its stockholders.

         For the above reasons, our Board of Directors has determined that it is in the best interests of our stockholders to eliminate Articles Sixth and Eighth of our Amended and Restated Certificate of Incorporation.

VOTE REQUIRED AND RECOMMENDATION

         The affirmative vote of the holders of eighty (80) percent of our outstanding shares will be required to amend the Company's Certificate of Incorporation to eliminate Article Sixth and Article Eighth, and amend Article Seventh to eliminate reference to Article Sixth and Article Eighth. Because brokers are not permitted to vote on this proposal in the absence of voting instructions from beneficial owners, broker non-votes will have the effect of negative votes. Abstentions also will have the effect of negative votes.

         Holders of our common stock who beneficially own greater than 5% of our outstanding capital stock, which includes our Chief Executive Officer, Colin Dyne, have an interest in this proposal since the elimination of Article Sixth and Article Eighth will increase their opportunity to enter into strategic transactions with us.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION.

ITEM 3:  PROPOSAL TO AMEND THE 2005 STOCK INCENTIVE PLAN
--------------------------------------------------------------------------------

         The Board of Directors has approved an amendment (the "Plan Amendment") to the People's Liberation, Inc. 2005 Stock Incentive Plan to increase the number of shares of common stock available for issuance under the plan from 3,500,000 shares to 5,500,000 shares. The 2005 Stock Incentive Plan, as proposed to be amended, is attached hereto as Appendix B. The Plan Amendment is being submitted to the company's stockholders for approval.

         The Board of Directors approved the Plan Amendment to ensure that a sufficient number of shares of common stock are available for issuance under the 2005 Stock Incentive Plan. At April 21, 2008, 1,257,000 shares remained available for grants of awards under the 2005 Stock Incentive Plan. The Board of Directors believes that the ability to grant stock-based awards is important to our future success. The grant of stock options and other stock-based awards can motivate high levels of performance and provide an effective means of recognizing employee contributions to our success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand as well as rewarding and providing incentives to our current employees. The increase in the number of shares available for awards under the 2005 Stock Incentive Plan will enable us to continue to realize the benefits of granting stock-based compensation.

         At April 21, 2008, the last reported sales price of our common stock on the Over-The-Counter Bulletin Board was $0.40 per share.

SUMMARY OF THE 2005 STOCK INCENTIVE PLAN

         The principal terms and provisions of the 2005 Stock Incentive Plan are summarized below. As a summary, the description below is not a complete description of all of the terms of the 2005 Stock Incentive Plan and is qualified in its entirety by reference to the full text of the 2005 Stock Incentive Plan, as proposed to be amended, which is appended as Appendix B to this Proxy Statement.

         TYPES OF AWARDS. Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, may be granted under the 2005 Stock Incentive Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a shareholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise. The 2005 Stock Incentive Plan also permits the grant of stock purchase rights whereby the recipient is permitted the right to purchase shares reserved under the plan for a period of time.

         NUMBER OF SHARES. Subject to adjustment as described herein, the number of shares of common stock that would be available for grant of stock options under the 2005 Stock Incentive Plan is 5,500,000, less 2,243,000 shares of common stock that already have been issued under the plan. There are no additional shares of common stock that have been reserved for issuance pursuant to outstanding awards under the plan.

         ADMINISTRATION. The 2005 Stock Incentive Plan is administered by the Board of Directors. The Board of Directors has the authority to select the eligible participants to whom awards are granted, to determine the types of awards and the number of shares covered and to set the terms, conditions and provisions of such awards, to cancel or suspend awards under certain conditions, and to accelerate the exercisability of awards. The Board is authorized to interpret the 2005 Stock Incentive Plan, to establish, amend, and rescind any rules and regulations relating to the 2005 Stock Incentive Plan, to determine the terms of agreements entered into with recipients under the 2005 Stock Incentive Plan, and to make all other determinations which may be necessary or advisable for the administration of the 2005 Stock Incentive Plan.

         ELIGIBILITY. Options and rights to purchase shares may be granted under the 2005 Stock Incentive Plan to officers, directors, employees and consultants of the company and its subsidiaries, as the Board from time to time selects.

         STOCK OPTION GRANTS. The exercise price per share of common stock purchasable under any stock option will be determined by the Board, but cannot in any event be less than 100% of the fair market value of the common stock on the date the option is granted. The Board shall determine the term of each stock option (subject to a maximum of 10 years) and each option will be exercisable pursuant to a vesting schedule determined by the Board. The grants and the terms of ISOs shall be restricted to the extent required for qualification as ISOs by the Code. Subject to approval of the Board, options may be exercised by payment of the exercise price in cash, shares of common stock, which have been held for at least six months, or pursuant to a "cashless exercise" through a broker-dealer under an arrangement approved by us. We may require the grantee to pay to us any applicable withholding taxes that we are required to withhold with respect to the grant or exercise of any award. The withholding tax may be paid in cash or, subject to applicable law, the Board may permit the grantee to satisfy such obligations by the withholding or delivery of shares of common stock. We may withhold from any shares of common stock issuable pursuant to an option or from any cash amounts otherwise due from us to the recipient of the award an amount equal to such taxes.

         STOCK PURCHASE RIGHTS. An award or sale of shares of stock under the 2005 Stock Incentive Plan (other than upon exercise of an option) will be evidenced by a Stock Purchase Agreement, and will be subject to all applicable provisions of the 2005 Stock Incentive Plan and may be subject to any other terms and conditions which the Board deems appropriate for inclusion in a Stock Purchase Agreement. Each Stock Purchase Agreement will state the price at which the stock subject to such agreement may be purchased. The purchase price will be no less than 100% of the fair market value of the shares of stock on either the date of grant or the date of the purchase right, and will be determined by the Board. Unless otherwise provided in the Stock Purchase Agreement, any right to acquire shares of stock under the 2005 Stock Incentive Plan (other than an option) will automatically expire if not exercised by the purchaser within 30 days after the grant of such right was communicated to the purchaser by the Company. As a condition to the purchase of shares, the purchaser will make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

         ADJUSTMENTS. In the event of any change affecting the shares of common stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distribution to shareholders other than cash dividends, the Board shall make such substitution or adjustment in the aggregate number of shares which may be distributed under the 2005 Stock Incentive Plan and in the number and option price as it deems to be appropriate in order to maintain the purpose of the original grant.

         TRANSFERABILITY. No option will be assignable or otherwise transferable by the grantee other than by will or the laws of descent and distribution and, during the grantee's lifetime, an option may be exercised only by the grantee.

         TERMINATION OF SERVICE. If a grantee's service to the company terminates on account of death, disability or retirement, then the grantee's unexercised options, if exercisable immediately prior to the grantee's death, disability or retirement, may be exercised in whole or in part, not later than one year after such event. If a grantee's service to the company terminates for cause, then the grantee's unexercised option terminates effective immediately upon such termination. If a grantee's service to the company terminates for any other reason, then the grantee's unexercised options, to the extent exercisable immediately prior to such termination, shall remain exercisable, and may be exercised in whole or in part, for a period of three months after such termination of employment

         CHANGE OF CONTROL AND CERTAIN CORPORATE TRANSACTIONS. Generally, a "Change of Control" shall mean (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 80% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; provided, however, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded; or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets.

         A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         If a Change of Control occurs, the Board will determine, in its sole discretion, whether to accelerate any vested or unvested portion of any option grant. Additionally, if a Change of Control occurs, any agreement between the Company and any other party to the Change of Control may provide for (1) the continuation of any outstanding awards, (2) the assumption of the 2005 Stock Incentive Plan or any awards by the surviving corporation or any of its affiliates, (3) cancellation of awards and substitution of other awards with substantially the same terms or economic value as the cancelled awards, or (4) cancellation of any vested or unvested portion of awards, subject to providing notice to the option holder.

         LOANS AND GUARANTEES. Subject to applicable law, the Board has sole discretion to allow a grantee to defer payment to the Company of all or part of the option price or to cause the Company to loan or guarantee a third-party loan, to the grantee for all or part of the option price or all or part of the taxes resulting from the exercise of an award.

         AMENDMENT AND TERMINATION. The Board of Directors may amend the 2005 Stock Incentive Plan in any and all respects without shareholder approval, except as such shareholder approval may be required pursuant to the listing requirements of any national market system or securities exchange on which the Company's equity securities are listed. Unless sooner terminated by the Board of Directors, the 2005 Stock Incentive Plan will terminate on November 22, 2015.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a general discussion of the principal United States federal income tax consequences of incentive stock options, or ISOs, within the meaning of Section 422 of the United States Internal Revenue Code, and nonstatutory stock options, or NSOs, based upon the Code and the Treasury Regulations promulgated thereunder, all of which are subject to modification at any time. The 2005 Plan does not constitute a qualified retirement plan under
Section 401(a) of the Internal Revenue Code (which generally covers trusts forming part of a stock bonus, pension or profit sharing plan funded by employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

         Generally, no federal income tax is payable by a participant upon the grant of a stock option, and we are not entitled to a deduction. If a participant exercises an NSO, he or she will have taxable income equal to the difference between the market price of the common stock on the exercise date and the stock option exercise price. We will be entitled to a corresponding deduction on our income tax return. A participant will not have any taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and we will not receive a deduction when an ISO is exercised. The tax treatment for a participant of a disposition of shares acquired through the exercise of an option depends on how long the shares were held and on whether the shares were acquired by exercising an ISO or an NSO. We may be entitled to a deduction in the case of a disposition of shares acquired pursuant to the exercise of an ISO before the applicable holding periods have been satisfied.

EFFECT OF SECTION 16(B) OF THE SECURITIES EXCHANGE ACT OF 1934

         The acquisition and disposition of common stock by officers, directors and more than 10% shareholders (referred to as insiders) pursuant to awards granted to them under the 2005 Stock Incentive Plan may be subject to Section 16(b) of the Securities Exchange Act of 1934. Pursuant to Section 16(b), a purchase of common stock by an insider within six months before or after a sale of common stock by the insider could result in recovery by us of all or a portion of any amount by which the sale proceeds exceed the purchase price. Insiders are required to file reports of changes in beneficial ownership under
Section 16(a) of the Securities Exchange Act of 1934 upon acquisitions and dispositions of shares. Rule 16b-3 provides an exemption from Section 16(b) liability for certain transactions pursuant to certain employee benefit plans. The 2005 Stock Incentive Plan is designed to comply with Rule 16b-3.

NEW PLAN BENEFITS

         Because awards under the 2005 Stock Incentive Plan are discretionary, benefits or amounts that will hereinafter be received by or allocated to the named executive officers, all current executive officers as a group, the non-executive directors as a group, and all employees who are not executive officers, are not presently determinable.

VOTE REQUIRED AND RECOMMENDATION

         The affirmative vote of a majority of the votes cast on this proposal, in person or by proxy, will be required to amend the 2005 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder. Because brokers are not permitted to vote on this proposal in the absence of voting instructions from beneficial owners, broker non-votes will not be counted or deemed present or represented for determining whether stockholders have approved this proposal. Abstentions will have the effect of negative votes.

         The Board of Directors and our executive officers have an interest in this proposal as they may receive awards under the 2005 Stock Incentive Plan.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO INCREASE THE SHARES RESERVED UNDER THE 2005 STOCK INCENTIVE PLAN BY 2,000,000 SHARES.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all
Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2007, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except for Dean Oakey, who did not timely file a Form 4 to report one transaction and Kenneth Wengrod, who did not timely file a Form 4 to report one transaction.

STOCKHOLDER PROPOSALS

         Any stockholder who intends to present a proposal at the 2009 Annual Meeting of Stockholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by February 4, 2009. In addition, in the event a stockholder proposal is not received by the Company by April 20, 2009, the Proxy to be solicited by the Board of Directors for the 2009 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2009 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

         SEC rules and regulations provide that if the date of the Company's 2009 Annual Meeting is advanced or delayed more than 30 days from the date of the 2008 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2009 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2009 Annual Meeting. Upon determination by the Company that the date of the 2009 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2008 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

SOLICITATION OF PROXIES

         It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

ANNUAL REPORT ON FORM 10-KSB

         THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2007, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO PEOPLE'S LIBERATION, INC., 150 WEST JEFFERSON BOULEVARD, LOS ANGELES, CALIFORNIA 90007 ATTN: DARRYN BARBER.


                                   ON BEHALF OF THE BOARD OF DIRECTORS

May 10, 2008                       /s/ Colin Dyne
                                   -----------------------------------
                                   Colin Dyne
                                   Chairman of the Board and
                                   Chief Executive Officer

                                  APPENDIX "A"

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

                                       OF

                            PEOPLE'S LIBERATION, INC.

         The undersigned, Collin Dyne, Chief Executive Officer of People's Liberation, Inc., a corporation organized and existing by virtue of the General Corporation Law (the "GCL") of the State of Delaware, does hereby certify pursuant to Section 103 of the GCL as to the following:

         1. The name of the corporation is People's Liberation, Inc. The original name of the corporation is Philco Financial Management Corp., and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 29, 1982.

         2. The Certificate of Incorporation of this corporation shall be amended and restated to read as follows:

         FIRST. The name of this Corporation is: People's Liberation, Inc.

         SECOND. The street address of the registered office of the Corporation is 32 Loockerman Street, #201, City of Dover, County of Kent, Delaware l9904, and the name of its registered agent at such address is Registered Agent Solutions, Inc.

         THIRD. The nature of the business of this Corporation and the objects or purposes proposed to be transacted, promoted or conducted by it are to engage in and transact a financial services business in any and all of its branches in the United States and throughout the world; and to engage in any other lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware. The foregoing shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the powers of this Corporation.

         FOURTH.

         A.       CAPITAL STOCK.

         The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 160,000,000 shares, of which 150,000,000 shares shall be classified as common stock, $0.001 par value per share ("Common Stock"), and 10,000,000 shares shall be classified as preferred stock, $0.001 par value per share ("Preferred Stock").

         B. AUTHORIZATION OF BOARD OF DIRECTORS TO ESTABLISH SERIES OF PREFERRED STOCK AND FIX CONSIDERATION THEREFORE.

         The board of directors is hereby expressly authorized, within the limitations and restrictions stated herein from time to time, by resolution:

         (i)      to divide the Preferred Stock into series;

         (ii) to fix the consideration for which such Preferred Stock shall be issued;

         (iii)    to  determine  the voting  powers of each series of  Preferred
                  Stock;

         (iv)     to  determine   and  fix  the  number  of  shares  which  will
                  constitute any series of Preferred Stock and the distinctive designation of each series;

         (v) to make any series of Preferred Stock subject to redemption at such time or times and at such price or prices as shall be stated and expressed in such resolution;

         (vi) to determine whether or not the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so subject, the extent to and the manner in which it shall be applied to the purchase or redemption of the shares of such series and the terms and provisions relative to the operation thereof;

         (vii) to fix the rights of the holders of shares of each series of the Preferred Stock to receive dividends at such rates, on such conditions and at such times as shall be stated and expressed in the resolution and whether payable in preference to, or in relation to, the dividends payable on any other class or classes of stock or other series of the same class and whether cumulative or non-cumulative as shall be so stated and expressed;

         (viii) to fix the rights of the holders of shares of each series of the Preferred Stock upon the dissolution of, or upon any distribution of the assets of, this Corporation;

         (ix) to make any series of Preferred Stock convertible or automatically converted into or exchangeable for shares of any other class or classes or of any other series of the same or any other class or classes of the stock of this Corporation at such price or prices or at such rates of exchange and with such adjustments as shall be stated and expressed in such resolution; and

         (x) to determine whether or not the shares of any series shall be subject or entitled to any other preferences, and relative, participating, optional or other special rights and qualifications, limitations or restrictions which shall be stated and expressed in such resolution and which shall not be inconsistent with the terms and. provisions of this Article Fourth.

         C.       RANK.

         Each series of Preferred Stock shall have such preferences as to dividends and assets and amounts distributable on liquidation, dissolution or winding up or otherwise as shall be declared by such resolution or resolutions establishing such series.

         D.       DIVIDENDS.

         (i) The holders of Preferred Stock shall be entitled to receive cash dividends when and as declared by the board of directors at such rate per share per annum, cumulatively if so provided, and with such preferences, as shall have been fixed by the board of directors, and not more, before any dividends shall be declared or paid upon or set apart for the Common Stock or any other class of stock ranking junior thereto, and such, dividends on each series of Preferred Stock shall cumulate, if at all, from and after the dates fixed by the board of directors with respect to such cumulation. Unpaid cumulated dividends shall bear no interest.

         (ii) If dividends on any shares of Preferred Stock are not declared in full, then such dividends as are declared shall be declared ratably on all shares of stock of each series of equal preference in proportion to the respective unpaid cumulative dividends, if any, to the end of the then current dividend period. No ratable distribution shall be made with respect to any series until cumulative dividends in full have been declared and paid on any series standing senior in preference.

         (iii) Unless dividends on all outstanding shares of Preferred Stock having cumulative dividend rights shall have been fully paid for all past quarterly dividend periods and the full dividends thereon for the quarterly dividend period current at the time shall have been paid or declared and funds set apart therefor, and unless all required sinking fund payments, if any, shall have been made or provided for, no dividend (except a dividend payable in Common Stock) shall be paid upon or declared or set apart for the Common Stock.

         (iv) Subject to the foregoing provisions, the board of directors may declare and pay dividends on the Common Stock, to the extent permitted by law.

         E.       LIQUIDATION OR DISSOLUTION.

         (i) In the event of any liquidation or dissolution or winding up of this Corporation (hereinafter referred to as "liquidation") the holders of Preferred Stock shall be entitled to receive in cash, out of the assets of this Corporation, full payment of the applicable liquidation preference fixed for each series pursuant to paragraph B above, together with unpaid cumulative dividends thereon to the date of liquidation, and no more.

         (ii) If upon liquidation the assets of this Corporation available for distribution to stockholders shall be insufficient to permit the payment in full of the preferential amounts payable to the holders of Preferred Stock, then all assets shall be distributed ratably among the holders of all shares of stock of each series of equal preference in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full. No ratable distribution shall be made with respect to any series until distributions in full have been paid to the holders of all series standing senior in preference.

         (iii) After satisfaction of the preferential requirements of the Preferred Stock upon any liquidation of this Corporation, the holders of Common Stock shall be entitled to share ratably in the distribution of all remaining assets of this Corporation available for distribution.

         (iv) A consolidation or merger of this Corporation with or into any other corporation or corporations or the sale or conveyance (whether for cash, securities or other property) of all or substantially all of the assets of this Corporation as an entirety shall not be deemed or construed to be a liquidation of this Corporation for the purpose of the foregoing provisions of this paragraph E.

         F.       VOTING RIGHTS.

         The holders of the Common Stock shall be entitled to one vote for each share held by them of record on the books of this Corporation. The holders of each series of Preferred Stock shall have such voting rights, if any, as shall be provided for in the resolution or resolutions of the board of directors establishing such series.

         FIFTH.

         A. NUMBER OF DIRECTORS. The authorized number of directors shall be not less than two nor more than 15 and the board of directors may, within the limits specified by this Article Fifth, increase or decrease the exact number of directors from time to time by resolution duly adopted by such board. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. The exact number of directors shall be four until so increased or decreased. In case of any increase in the number of directors, the additional directors may be elected by the shareholders at an annual or special meeting, as provided in the bylaws.

         B. CLASSES OF DIRECTORS. At the option of the board of directors, the directors shall be divided into three classes, designated Class I, Class II, and Class III as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholder, and in all cases as to each director until his successor shall be elected and shall qualify or until his earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in the number of directors shall be apportioned among the classes as equally as possible. In the event of classification hereunder, at each annual meeting of stockholders the number of directors equal to the number of directors of the class where term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of the stockholders after their election.

         C. VACANCIES. In case of any increase in the number of directors, the additional directors may be elected by the board of directors to hold office until the next election of directors or of the class for which such directors shall have been chosen and until their successors are elected and qualified. In case of vacancies in the board of directors, a majority of the remaining members of the board may elect directors to fill such vacancies to hold office until the next election of directors or of the class for which such directors shall have been chosen and until their successors are elected and qualified.

         D. DIRECTOR LIABILITY. No director shall have personal ability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for, any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the Delaware General Corporation law or (iv) for any transaction from which the director derived an improper personal benefit.

         SIXTH. Intentionally omitted.

         SEVENTH. The amendment or repeal of Articles Fifth, Seventh, Tenth and paragraph F of Article Fourth of this Amended and Restated Certificate of Incorporation shall require the approval of the holders of shares representing at least 80% of the shares of this Corporation entitled to vote in the election of directors, voting as one class.

         EIGHTH. Intentionally omitted.

         NINTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter, amend or repeal the bylaws of this Corporation, without any action on the part of the stockholders, by the affirmative vote of at least two-thirds of the directors of this Corporation, which shall include the affirmative vote of at least one director of each class of the board of directors, if the board shall then be divided into classes. The bylaws may also be altered, amended or repealed by the affirmative vote of the holders of shares representing at least 80% of the shares of this Corporation entitled to vote in the election of directors, voting as one class.

         TENTH. This Corporation may in its bylaws confer powers upon its board of directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon them by the laws of the State of Delaware.

         ELEVENTH. The stockholders and board of directors shall have power, if the bylaws so provide, to hold their meetings and to keep the books of this Corporation (except such as are required by the law of the State of Delaware to be kept in Delaware) and documents and papers of this Corporation outside the State of Delaware, and to have one or more offices within or without the State of Delaware at such places as may be designated from time to time by the board of directors.

         TWELFTH. All of the powers of this Corporation, insofar as the same may be lawfully vested by this Restated Certificate of Incorporation in the board of directors, are hereby conferred upon the board of directors of this Corporation.

         The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by this corporation's Board of Directors and stockholders in accordance with the applicable provisions of Sections 222, 242 and 245 of the Delaware General Corporation Law.

         IN WITNESS WHEREOF, the Chief Executive Officer of the Corporation hereto has caused this Amended and Restated Certificate of Incorporation to be duly executed as of June __, 2008.


                                     ___________________________________
                                     Colin Dyne, Chief Executive Officer

                                 APPENDIX "B"

                            2005 STOCK INCENTIVE PLAN
                                       OF
                            PEOPLE'S LIBERATION, INC.

         As Amended and Restated effective June 13, 2008 (if approved at the 2008 Annual Meeting)


                       SECTION 1: GENERAL PURPOSE OF PLAN

         The name of this plan is the 2005 Stock Incentive Plan (the "PLAN"). The purpose of the Plan is to enable Century Pacific Financial Corporation, a Delaware corporation (the "COMPANY"), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

                             SECTION 2: DEFINITIONS

         For purposes of the Plan, the following terms shall be defined as set forth below:

         "ADMINISTRATOR" shall have the meaning as set forth in SECTION 3, hereof.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness);
(ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its shareholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement or Stock Purchase Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

         "CHANGE IN CONTROL" shall mean:

         a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 80% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; PROVIDED, HOWEVER, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded; or

         b)       The   sale,   transfer   or  other   disposition   of  all  or
substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan.

         "COMPANY" means People's Liberation, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

         "CONSULTANT" means a consultant or advisor who is a natural person and who provides bona fide services to the Company, a Parent or a Subsidiary;
provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

         "DATE OF GRANT" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

         "DIRECTOR" means a member of the Board.

         "DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an ISO pursuant to SECTION 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

         "ELIGIBLE PERSON" means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

         "EMPLOYEE" shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

         "EXERCISE  PRICE"  shall  have the  meaning  set forth in  SECTION  6.3 hereof.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FAIR MARKET VALUE" shall mean the fair market value of a Share, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; (ii) if the Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

         "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

         "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

         "NON-QUALIFIED  STOCK  OPTION"  means a Stock  Option not  described in
Section 422(b) of the Code.

         "OFFEREE" means a Participant who is granted a Purchase Right pursuant to the Plan.

         "OPTIONEE" means a Participant who is granted a Stock Option pursuant to the Plan.

         "OUTSIDE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

         "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         "PARTICIPANT" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in SECTION 3, to receive grants of Rights.

         "PLAN" means this 2005 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

         "PURCHASE PRICE" shall have the meaning set forth in SECTION 7.3.

         "PURCHASE  RIGHT" means the right to purchase Stock granted pursuant to
SECTION 7.

         "RIGHTS" means Stock Options and Purchase Rights.

         "REPURCHASE RIGHT" shall have the meaning set forth in SECTION 8.7 of the Plan.

         "SERVICE" shall mean service as an Employee, Director or Consultant.

         "STOCK" means Common Stock, par vaule $0.001 per share, of the Company.

         "STOCK OPTION" or "OPTION" means an option to purchase shares of Stock granted pursuant to SECTION 6.

         "STOCK  OPTION  AGREEMENT"  shall have the meaning set forth in SECTION
6.1.

         "STOCK PURCHASE AGREEMENT" shall have the meaning set forth in SECTION 7.1.

         "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         "SURVIVING ENTITY" means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the shareholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the shareholders owned immediately before the merger, consolidation or similar transaction as shareholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

         "TEN PERCENT SHAREHOLDER" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                           SECTION 3: ADMINISTRATION

         3.1. ADMINISTRATOR. The Plan shall be administered by either (i) the Board or (ii) the Committee (the group that administers the Plan is referred to as the "ADMINISTRATOR").

         3.2. POWERS IN GENERAL. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

         3.3. SPECIFIC POWERS. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions;
(ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the Exercise Price, Purchase Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale; (ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(xii) to the extent permitted by law, by resolution adopted by the Board, to authorize one or more officers of the Company to do one or both of the following: (a) designate eligible officers and employees of the Company or any of its subsidiaries to be recipients of Awards and (b) determine the number of such Awards to be received by such officers and employees, provided that the resolution so authorizing such officer or officers shall specify the total number of Awards such officer or officers may award; and (xiii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

         3.4. DECISIONS FINAL. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

         3.5. THE COMMITTEE. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act shall, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

         3.6. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; PROVIDED, HOWEVER, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

                      SECTION 4: STOCK SUBJECT TO THE PLAN

         4.1. STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in SECTION 9, 5,500,000 shares of Common Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         4.2. BASIC LIMITATION. The maximum number of shares with respect to which Options, awards or sales of Stock may be granted under the Plan to any Participant in any one calendar year shall be 1,000,000 shares. The number of shares that are subject to Rights under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

         4.3. ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision or right of repurchase, such shares shall again be available for the purposes of the Plan.

                             SECTION 5: ELIGIBILITY

         Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; PROVIDED, HOWEVER, that only Employees shall be eligible to be granted ISOs hereunder.

                   SECTION 6: TERMS AND CONDITIONS OF OPTIONS

         6.1. STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company (the "STOCK OPTION AGREEMENT"). Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         6.2. NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with SECTION 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

         6.3.     EXERCISE PRICE.

                  6.3.1 IN GENERAL. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "EXERCISE PRICE"), which shall be not less than 100% of the Fair Market Value of the Stock on the Date of Grant.

                  6.3.2 TEN PERCENT SHAREHOLDER. A Ten Percent Shareholder shall not be eligible for designation as an Optionee or Purchaser, unless (i) the Exercise Price of a Non-Qualified Stock Option is at least 110% of the Fair Market Value of a Share on the Date of Grant, or
                           (ii) in the case of an ISO, the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant.

                  6.3.3 NON-APPLICABILITY. The Exercise Price restriction applicable to Non-Qualified Stock Options required by SECTIONS 6.3.1 and 6.3.2(I) shall be inoperative if a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

                  6.3.4 PAYMENT. The Exercise Price shall be payable in a form described in SECTION 8 hereof.

         6.4. WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

         6.5. EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the Date of Grant. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion.

         6.6. TERM. The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. In the case of an ISO granted to a Ten Percent Shareholder, the ISO shall not be exercised after the expiration of five years after the date the ISO is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause,
(ii) one year after the date the Optionee's Service with the Company and its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not vested at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

         6.7. LEAVES OF ABSENCE. For purposes of SECTION 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

         6.8. MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. Without limiting the foregoing, the Administrator may amend a previously granted Option to fully accelerate the exercise schedule of such Option (including without limitation, in connection with a Change in Control). The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

               SECTION 7: TERMS AND CONDITIONS OF AWARDS OR SALES

         7.1. STOCK PURCHASE AGREEMENT. Each award or sale of shares of Stock under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         7.2. DURATION OF OFFERS. Unless otherwise provided in the Stock Purchase Agreement, any right to acquire shares of Stock under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company.

         7.3.     PURCHASE PRICE.

                  7.3.1 IN GENERAL. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "PURCHASE PRICE"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator; PROVIDED, HOWEVER, that the Purchase Price shall be no less than 100% of the Fair Market Value of the shares of Stock on either the Date of Grant or the date of purchase of the Purchase Right.

                  7.3.2 TEN PERCENT STOCKHOLDERS. A Ten Percent Stockholder shall not be eligible for designation as a Purchaser unless the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share.

                  7.3.3 NON APPLICABILITY. The Purchase Price restrictions required by SECTIONS 7.3.1 and 7.3.2 shall be inoperative if a determination is made by counsel for the Company that such Purchase Price restrictions are not required in the circumstances under applicable federal or state securities laws.

                  7.3.4 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be payable in a form described in SECTION 8.

         7.4. WITHHOLDING TAXES. As a condition to the purchase of shares, the Purchaser shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

                        SECTION 8: PAYMENT; RESTRICTIONS

         8.1. GENERAL RULE. The entire Purchase Price or Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "CASHLESS EXERCISE"), (ii) in the case of an Option or a sale of Stock, by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the Stock with respect to which such Option or portion thereof is thereby exercised or Stock acquired (a "STOCK-FOR-STOCK EXERCISE") or (iii) by a stock-for-stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "ATTESTATION EXERCISE").

         8.2. WITHHOLDING PAYMENT. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) stock-for-stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("STOCK WITHHOLDING"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock Withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         8.3. SERVICES RENDERED. At the discretion of the Administrator, shares of Stock may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

         8.4. PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note; PROVIDED, HOWEVER, that payment of any portion of the Exercise Price by promissory note shall not be permitted where such loan would be prohibited by applicable laws, regulations and rules of the Securities and Exchange Commission and any other governmental agency having jurisdiction. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         8.5. EXERCISE/PLEDGE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so allows, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         8.6. WRITTEN NOTICE. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

         8.7. REPURCHASE RIGHTS. Each Stock Purchase Agreement may provide that the Company may repurchase the Participant's Rights as provided in this
SECTION 8.7 (the "REPURCHASE RIGHT").

                  a. REPURCHASE PRICE. The Repurchase Right shall be exercisable at a price equal to the Purchase Price.

                  b. EXERCISE OF REPURCHASE RIGHT. A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service for cash or for cancellation of indebtedness incurred in purchasing the shares; PROVIDED, HOWEVER, the Repurchase Right shall lapse at least as rapidly as to 20% of the Restricted Stock purchased hereunder each year over a period of five years from the date the Restricted Stock is purchased.

         8.8. TERMINATION OF REPURCHASE RIGHT. Each Stock Purchase Agreement shall provide that the Repurchase Rights shall have no effect with respect to, or shall lapse and cease to have effect when a determination is made by counsel for the Company that such Repurchase Rights are not permitted under applicable federal or state securities laws.

         8.9. NO TRANSFERABILITY. Except as provided herein, a Participant may not assign, sell or transfer Rights, in whole or in part, other than by will or by operation of the laws of descent and distribution.

                  8.9.1. PERMITTED TRANSFER OF NON-QUALIFIED OPTION. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a "PERMITTED TRANSFEREE"). For purposes of this SECTION 8.9.1, "IMMEDIATE FAMILY" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

                  8.9.2. CONDITIONS OF PERMITTED TRANSFER. A transfer permitted under this Section 8.9 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

                    SECTION 9: ADJUSTMENTS; MARKET STAND-OFF

         9.1.     EFFECT OF CERTAIN CHANGES.

                  9.1.1. STOCK DIVIDENDS, SPLITS, ETC. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

                  9.1.2. LIQUIDATION, DISSOLUTION, MERGER OR CONSOLIDATION. In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the
                           Surviving Entity; a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or the transfer of more than 80% of the then outstanding voting stock of the Company to another person or entity, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Rights by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise the vested portion of such Rights in whole or in part, or, if provided for by the Administrator using its sole discretion in a notice of cancellation, to exercise such Rights in whole or in part without regard to any vesting provisions in the Rights agreement.

                  9.1.3. FURTHER ADJUSTMENTS. Subject to Section 9.1.2, the Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or Change in Control, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Rights. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Rights so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Administrator may take such action before or after granting Rights to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or Change in Control that is the reason for such action.

                  9.1.4. PAR VALUE CHANGES. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

         9.2. DECISION OF ADMINISTRATOR FINAL. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; PROVIDED, HOWEVER, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

         9.3. NO OTHER RIGHTS. Except as hereinbefore expressly provided in this SECTION 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in SECTION 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this SECTION 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         9.4. MARKET STAND-OFF. Each Stock Option Agreement and Stock Purchase Agreement may provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF").

                     SECTION 10: AMENDMENT AND TERMINATION

         The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

                         SECTION 11: GENERAL PROVISIONS

         11.1.    GENERAL RESTRICTIONS.

                  11.1.1. NO VIEW TO DISTRIBUTE. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

                  11.1.2. LEGENDS. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the
                           Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  11.1.3. NO RIGHTS AS SHAREHOLDER. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a shareholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1, hereof.

         11.2. OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         11.3. DISQUALIFYING DISPOSITIONS. Any Participant who shall make a "DISPOSITION" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

         11.4. REGULATORY MATTERS. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

         11.5. RECAPITALIZATIONS. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of SECTION 9.

         11.6. DELIVERY. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

         11.7. OTHER PROVISIONS. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                    SECTION 12: INFORMATION TO PARTICIPANTS

         To the extent necessary to comply with California law, the Company each year shall furnish to Participants its balance sheet and income statement unless such Participants are limited to key Employees whose duties with the Company assure them access to equivalent information.

                       SECTION 13: EFFECTIVE DATE OF PLAN

         The effective date of this Plan is November 23, 2005. The adoption of the Plan is subject to approval by the Company's shareholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

                            SECTION 14: TERM OF PLAN

         The Plan shall terminate automatically on November 22, 2015, but no later than prior to the 10th anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to SECTION 10 hereof.

                             SECTION 15: EXECUTION

         To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of November 23, 2005.



                                      PEOPLE'S LIBERATION, INC.

                                      /s/ Darryn Barber
                                      -----------------------------
                                      By:   Darryn Barber
                                      Its:  Chief Financial Officer

                            PEOPLE'S LIBERATION, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, a stockholder of PEOPLE'S LIBERATION, INC., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Colin Dyne and Darryn Barber, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on June 13, 2008, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.       To elect the Board of Directors' four nominees as directors:

             Colin Dyne       Dean Oakey      Susan White     Kenneth Wendgrod


                  |_| FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

                  |_|      WITHHELD for all nominees listed above

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

         -----------------------------------------------------------------------

         The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2.       To approve  an  amendment  and  restatement  of the  Company's
                  Certificate of Incorporation to eliminate Article Sixth and Article Eighth and amend Article Seventh:

                       |_| FOR        |_| AGAINST      |_| ABSTAIN

Proposal 3.       To approve an amendment to the Company's 2005 Stock  Incentive
                  Plan to increase the maximum number of shares of common stock that may be issued pursuant to awards granted under the plan to 5,500,000 shares:

                       |_| FOR        |_| AGAINST      |_| ABSTAIN

         The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

         The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated May 10, 2008, relating to the Annual Meeting.

                                         Dated:___________________________, 2008

                                         Signature:_____________________________

                                         Signature:_____________________________
                                         Signature(s) of Stockholder(s)
                                         (See Instructions Below)

The Signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Share Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

           |_| Please indicate by checking this box if you anticipate
                         attending the Annual Meeting.

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR FAX DIRECTLY TO STALT, INC. AT (650) 321-7113.